                                                                   EXHIBIT 10.21



                        NETWORK ACCESS SOLUTIONS, INC.



                           INVESTOR RIGHTS AGREEMENT



                                AUGUST 6, 1998
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                               TABLE OF CONTENTS

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                                                                               Page
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
1.  DEFINITIONS............................................................     1

2.  REGISTRATION...........................................................     2

    2.1.  Requested Registration...........................................     2
    2.2.  Company Registration.............................................     3
    2.3.  Form S-3 Registration............................................     4
    2.4.  Expenses of Registration.........................................     5
    2.5.  Registration Procedures..........................................     5
    2.6.  Indemnification and Contribution.................................     6
    2.7.  Information by Holder............................................     8
    2.8.  Termination of the Company's Obligations.........................     8
    2.9.  Rule 144 Reporting...............................................     9
    2.10. Transfer of Registration Rights..................................     9
    2.11. Limitations on Subsequent Registration Rights....................    10
    2.12. "Market Stand-Off" Agreement.....................................    10

3.  RIGHT OF FIRST OFFER AND ANTIDILUTION PROTECTION.......................    10

    3.1.  Right of First Offer.............................................    10
    3.2.  Antidilution Protection..........................................    12

4.  OTHER RIGHTS AND OBLIGATIONS...........................................    14

    4.1.  Reports..........................................................    14
    4.2.  Annual Plan......................................................    14
    4.3.  Termination of Reports; Public Filings...........................    14
    4.4.  Transfers to Competitors.........................................    14

5.  PUT RIGHT..............................................................    15

6.  MISCELLANEOUS..........................................................    18

    6.1.  Governing Law....................................................    18
    6.2.  Successors and Assigns...........................................    18
    6.3.  Notices..........................................................    18
    6.4.  Amendments and Waivers...........................................    18
    6.5.  Delays or Omissions..............................................    18
    6.6.  Legal Fees.......................................................    19
    6.7.  Titles and Subtitles.............................................    19
    6.8.  Counterparts.....................................................    19
    6.9.  Severability.....................................................    19
    6.10. Entire Agreement.................................................    19
    6.11. Effect of Change in Capital Structure............................    19

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                           INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made this 6th day of August 1998 (the "Effective Date"), by and among Network Access Solutions, Inc., a Delaware corporation (the "Company"), and the other signatories hereto ("Holders").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties agree as follows:

1.   DEFINITIONS

          (a) The term "Act" means the Securities Act of 1933, as amended.

          (b) The term "Affiliate" means, with respect to any other Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of such definitions, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (c) The term "Common Stock" means the Common Stock of the Company, par value $.001 per share.

          (d) The term "Holder" means any holder of outstanding Registrable Securities or any person or entity to which the rights provided for in this Agreement shall have been properly assigned in accordance with specific terms hereof.

          (e) The term "Initiating Holders" means any Holder or Holders of at least 20% of the Registrable Securities then outstanding.

          (f) The term "Person" means any individual, partnership, limited liability company, corporation, joint venture, trust, unincorporated organization, or any other entity, or a government or any department, agency or political subdivision thereof.

          (g) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement.

          (h) The term "Registrable Securities" means: (i) any shares of Common Stock issued to the Holders pursuant to the Series A Preferred Stock Purchase Agreement dated as of even date herewith and (ii) any other Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the aforementioned Common Stock.

          (i) The term "SEC" means the Securities and Exchange Commission.

2.   REGISTRATION

     2.1. Requested Registration
          ----------------------

          (a) Requested Registration.  If at any time after six months after the
              ----------------------
initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Act ("IPO"), the Company shall receive from the Initiating Holder(s) a written request that the Company effect a registration and any related qualification or compliance (collectively, a "Registration") with respect to Registrable Securities, the Company will:

              1. promptly give written notice of the proposed registration, qualification or compliance to all Holders; and

              2. as soon as practicable, use its diligent best efforts to effect such Registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws of such jurisdictions in the United States as Holders shall reasonably request, and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written notice given within 30 days after receipt of such written notice from the Company, except that the Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2.1 after the Company has effected three Registrations pursuant to request under this subsection 2.1(a) and such registrations have been declared or ordered effective. In no event shall the Company be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject.

              Subject to the foregoing provisions, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within 90 days after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting.  If the Initiating Holders intend to distribute the
              ------------
Registrable Securities covered by their request by means of a firm commitment underwritten offering, they shall so advise the Company. The Company and the Initiating Holders shall mutually agree upon and shall designate the underwriter or underwriters to be retained in connection therewith as a part of their request made pursuant to Section 2.1(a). The Company shall include such information in the written notice referred to in Section 2.1(a)(1). In such event, the right of any Holder to registration pursuant to this Section 2.1 shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Securities in the underwritten offering (unless otherwise mutually agreed by at least a majority of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwritten offering) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, any securities to be sold on behalf of the Company and any securities of the Company (other than Registrable Securities) held by officers or directors and by other shareholders shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, then the underwriter may limit the number of Registrable Securities to be included in the registration. All Holders proposing to sell shares in such offering shall share pro rata based on the number of Registrable Securities held in the number of shares to be excluded from such offering. If any Holder disapproves of the terms of the underwritten offering, it may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          (c) Subject to the foregoing limitations set forth in Section 2.1(b), the Company shall have the right to include in any offering effected pursuant to this Section 2.1 securities to be sold on behalf of the Company.

          (d) If the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, effecting the registration at such time would have a material adverse effect on the Company or would require disclosure of any corporate development not otherwise required to be disclosed, the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after the receipt of the request of the Holders under this
Section 2.1, except that the Company shall not utilize this right more than once in any 12 month period.

     2.2. Company Registration
          --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a registration on Form S-8, Form S-4 or a "universal" shelf on Form S-3 or any successors to such forms), the Company will:

              1. promptly give to each Holder written notice thereof which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky or other state securities laws;

              2. use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwritten offering involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.2(b) below.

          Except as provided in Section 2.11 hereof, the Company represents that it has not and covenants that it will not enter into any agreement with any Holder or other shareholder of

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the Company giving such shareholder or Holder any right to restrict the
Company's registration of its securities pursuant to Section 2.2 hereof or otherwise.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(1). In such event the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Securities in the underwritten offering to the extent provided herein. All Holders proposing to distribute their securities through such underwritten offering shall (together with the Company and other holders distributing their securities through such underwritten offering) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company (other than Registrable Securities) held by officers or directors and by other shareholders shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, then the underwriter may limit the number of Registrable Securities to be included in the registration. All Holders proposing to sell shares in such offering shall share pro rata based on the number of Registrable Securities held in the number of shares to be excluded from such offering. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     2.3. Form S-3 Registration. In case the Company shall receive from the
          ---------------------
Holder(s) of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any substantially equivalent registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation by reference to other documents filed by the Company with the SEC) with respect to Registrable Securities having an expected aggregate offering price to the public in excess of $500,000, net of underwriting discounts and commissions, the Company will:

          (a) promptly give written notice of the proposed Registration to all other Holders; and

          (b) as soon as practicable, effect such Registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together will all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company, except that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

              1. if Form S-3 is not available for such offering by the Holders; or

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              2.    if the Company shall furnish to the Holders a certificate
signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.3, except that the Company shall not utilize this right more than once in any 12 month period.

     Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to
Section 2.1 or 2.2, respectively.

     2.4. Expenses of Registration. The Company shall bear all expenses incurred
          ------------------------
in connection with a Registration pursuant to Sections 2.1, 2.2 and 2.3, respectively, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by such registration, except that:

          (a) The Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities; and

          (b) The Company shall not be required to pay the fees or expenses of more than one counsel to the Holders.

     2.5. Registration Procedures. In the case of each Registration effected by
          -----------------------
the Company pursuant to Section 2, the Company will keep each Holder participating therein advised in writing as to the initiation of each Registration and as to the completion thereof. At its expense (except as otherwise provided in Section 2.4 above) the Company will use its best efforts to:

          (a) keep such registration, qualification or compliance pursuant to Sections 2.1, 2.2 or 2.3 effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement within the time period referred to in Section 2.5(a);

          (d) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (e) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders whose Registrable Securities are included in such registration statement and (ii) if such securities are being sold through underwriters, a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     2.6. Indemnification and Contribution
          --------------------------------

          (a) The Company will indemnify each Holder of Registrable Securities with respect to which a Registration has been effected pursuant to this Section 2, each of its officers and directors, and each Person controlling such Holder, and each underwriter, if any, of such Registrable Securities and each Person who controls any such underwriter, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) ("Losses") arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (including any related registration, statement, notification or the like) incident to any such Registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any state securities law or of any rule or regulation promulgated under the Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, and will reimburse each such Holder, each of its officers and directors, and each Person controlling such Holder, and each such underwriter and each Person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending against any such Loss, except that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Holder or underwriter and stated to be specifically for use therein; and except that the indemnity agreement contained in this Section 2.6(a) shall not apply to any amounts paid in settlement of any such

Loss if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld.

          (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such Registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or any such underwriter within the meaning of the Act, and each other Holder, each of such other Holder's officers and directors and each Person controlling such other Holder, against all Losses arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such Registration, or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, Persons or underwriters and any such controlling Persons for any legal and other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the
                                               --------  -------
indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that in no event shall any indemnity under this Section 2.6(b)
-------- -------
exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party"), shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense (except as set forth below). Failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, unless the failure or delay in giving notice has a material adverse impact on the ability of the Indemnifying Party to defend against such claim. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by all claimants or plaintiffs of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any Person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all of the Indemnified Parties or controlling Persons, which firm shall be designated in writing by the Indemnified Parties to the Indemnifying Party.

          (d) If the indemnification provided for in this Section 2.6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms) or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnified Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred hereinabove. Notwithstanding the provision of this Section 2.6(d), an Indemnifying Party that is a selling Holder of Registrable Securities shall not be required to contribute any amount which, when added to any amounts payable by such party pursuant to Section 2.6(b), is in excess of the amount of the net proceeds received by such party from the sale of the Registrable Securities sold by such Indemnifying Party. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     2.7. Information by Holder. The Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any Registration referred to in Section 2.

     2.8. Termination of the Company's Obligations. The Company shall have no
          ----------------------------------------
obligations pursuant to Sections 2.1, 2.2 or 2.3 with respect to any request made by any Holder after the later of (i) five years following the effective date of the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, having an aggregate offering price to the public of not less than $25,000,000, based on a pre-money valuation of at least $100,000,000 (the "Qualified IPO") or (ii) at such time following the Qualified IPO as such Holder may sell all of such Holder's Registrable Securities in a single transaction pursuant to Rule 144 (or such successor rule as may be adopted).

     2.9. Rule 144 Reporting. With a view to making available the benefits of
          ------------------
certain rules and regulations of the SEC which may permit the sale of Registrable Securities or securities convertible into or exercisable for Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company that involves an underwritten sale of securities of the Company to the general public;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the underwritten offering of its common stock to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (d) furnish to each Holder so long as such Holder owns Registrable Securities or securities convertible into or exercisable for Registrable Securities forthwith upon written request a written statement by the Company that it has complied with the reporting requirements of such Rule 144 (at any time after ninety days after the effective date of such first registration statement filed by the Company), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to avail the Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     2.10. Transfer of Registration Rights. The rights to cause the Company to
           -------------------------------
register securities granted by the Company under Sections 2.1, 2.2 and 2.3 may be assigned by any Holder to any transferee or assignee of at least 500,000 Registrable Securities (as adjusted for stock splits, combinations and the like) or securities convertible into Registrable Securities (or all of such Holder's Registrable Securities if such Holder holds less than such amount), provided
                                                                    --------
that such transfer may otherwise be and is effected in accordance with applicable securities laws and as otherwise required by this Agreement, and provided further that the Company is given written notice by such Holder at the
-------- -------
time of or within reasonable time after such transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and the transferee or assignee agrees in writing to be bound by this Agreement. The foregoing minimum share limitation shall not apply to transfers by a Holder (i) to constituent affiliates, or constituent former or current partners or members of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) if all such transferees or assignees agree in writing to be bound by the terms of this Agreement and appoint a single representative as their attorney-in-fact for the purpose of receiving any notices once exercising their rights under this Section 2 or (ii) to an entity controlling, controlled by or under common control with the transferor.

     2.11. Limitations on Subsequent Registration Rights. From and after the
           ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders (as determined pursuant to Section 6.4), enter into any agreement with any holder or prospective holder of any securities of the Company which would give such holder registration rights, provided that the Company may grant subordinate registration rights to future equity investors in the Company without such consent. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Section 2 and with the rights of the Holders provided in this Agreement.

     2.12. "Market Stand-Off" Agreement. Each Holder hereby agrees that during
            ---------------------------
the 180 day period following the effective date of the Qualified IPO, it shall not, to the extent requested by the Company and the Company's underwriters, sell, offer to sell, or otherwise transfer or dispose of any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided that the foregoing obligation shall be
                      --------
conditioned upon all of the Company's then-current officers, directors, and 5% stockholders agreeing to the same restrictions; and provided further that any
                                                    -------- -------
waiver of the foregoing restriction by the Company or the Company's underwriters shall apply to all Persons subject to such restrictions pro rata based on the number of shares of Common Stock owned. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period. Each Holder agrees to execute the form of such market stand-off agreement as may be reasonably requested by the underwriters.

3.   RIGHT OF FIRST OFFER AND ANTIDILUTION PROTECTION

     3.1. Right of First Offer. Subject to the terms and conditions specified in
          --------------------
this Section 3.1, the Company hereby grants to each Holder, a right of first offer with respect to future sales by the Company of its New Securities (as defined in Section 3.1(d)(i)) after the date hereof. For purposes of this
Section 3.1, the term Holder includes any partners, shareholders or affiliates of the Holder. The Holder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, shareholders and affiliates in such proportions as it deems appropriate.

          (a) In the event the Company proposes to issue New Securities, it shall give each Holder written notice (the "Notice") of its intention stating:
(i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities, and
(iv) the number of shares that the Holder has the right to purchase under this
Section 3.1, based on the Holder's Percentage (as defined in Section
3.1(d)(ii)).

          (b) Within 30 days after the Notice is given (in accordance with Section 5.3), the Holder may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued equal to the Holder's Percentage. An election to purchase shall be made in writing and must be given to the Company within such 30-day period (in accordance with Section 5.3). The closing of the sale of New Securities by the Company to the participating Holder upon exercise of its rights under this
Section 3.1 shall take place simultaneously with the closing of the sale of New Securities to third parties.

          (c) The Company shall have 90 days after the last date on which the Holder's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 45 days from the execution thereof) to sell the New Securities which the Holder did not elect to purchase under this Section 3.1, at or above the price and upon terms not materially more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such 90 day period (or sold and issued New Securities in accordance with the foregoing within 45 days from the date of such agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Holder in the manner provided in this Section 3.1.

          (d) (i) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock; provided that "New Securities" does not include: (A) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization whereby the Company owns not less than a majority of the voting power of such entity; (B) shares of the Company's Common Stock, options or warrants to purchase shares of the Company's Common Stock, and the shares of Common Stock issuable upon exercise of such options or warrants, issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors or other Persons performing services for, the Company; (C) shares of the Company's Common Stock or warrants or options for the purchase of shares of the Company's Common Stock issued by the Company to a commercial bank or equipment lessor in connection with any loan or lease financing transaction approved by the Board of Directors of the Company; (D) shares of the Company's Common Stock issued to a corporate partner in a transaction approved by the Board of Directors of the Company in which there is a substantial commercial aspect to the transactions and in which there is no other financial investor involved; (E) shares of the Company's Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (F) shares of the Company's Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this Section 3.1 or was subject to the right of first offer granted under this Section 3.1; or (G) shares of Common Stock issued in the Qualified IPO.

          (ii) The applicable "Percentage" for each Holder shall be the number of shares of New Securities calculated by dividing (A) the total number of shares of Common Stock owned by the Holder (assuming conversion of all outstanding convertible securities and exercise of all outstanding options and warrants) by (B) the total number of shares of Common

Stock outstanding at the time the Notice is given (assuming conversion of all outstanding convertible securities and exercise of all outstanding options and warrants).

          (e) The right of first offer granted under this Section may be assigned by the Holder to a transferee or assignee of the Holder's securities of the Company. In the event that the Holder shall assign its right of first offer pursuant to this Section 3.1 in connection with the transfer of less than all of its securities of the Company, the Holder shall also retain its right of first offer to the extent then applicable under this Section 3.1.

          (f) The Right of First Offer described by this Section 3.1 shall expire upon the closing of a Qualified IPO.

     3.2. Antidilution Protection
          -----------------------

          (a) If the Company issues New Securities for no consideration or for a consideration per share (as determined below) less than $1.00 (as adjusted for any stock splits, combinations, recapitalizations or similar events, the "Adjustment Price") (such issuance, a "Dilutive Issuance"), then the Company shall offer to sell to each Holder such number of shares of Common Stock ("Make Whole Shares"), at a price per share equal to the par value thereof, equal to
(x) the number of shares of Common Stock held by such Holder immediately prior to the Dilutive Issuance, divided by (y) the Adjustment Factor (as defined below), less (z) the number of shares of Common Stock held by such Holder immediately prior to the Dilutive Issuance. The "Adjustment Factor" shall be calculated as follows:



Adjustment Factor =  CSE + (consideration per share for all New Securities in the aggregate/Adjustment Price)
                     --------------------------------------------------------
                            CSE + number of New Securities issued

where (A) "CSE" shall mean the aggregate number of shares of Common Stock, options and warrants to acquire Common Stock and securities convertible into Common Stock that are outstanding immediately prior to the Dilutive Issuance and
(B) the "consideration per share" is determined in accordance with Section
3.2(b).

          Such offer, if applicable, shall be included in the Notice referenced in Section 3.1(a). The closing of the sale of the Make Whole Shares shall occur concurrently with the closing of the Dilutive Issuance.

          (b) For purposes of Section 3.2(a), the "consideration per share" of New Securities shall be determined as follows:

          (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (ii) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good faith irrespective of any accounting treatment.

               (iii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of New Securities), the following provisions shall apply:

                      1) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                      2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner above).

                      3) All Common Stock deemed issued pursuant to this Section 3.2(b)(iii) shall be considered issued only at the time of its deemed issuance and any actual issuance of such stock shall not be an actual issuance or a deemed issuance of the Company's Common Stock under the provisions of Section 3.2.

          (c) In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to the Company upon exercise of the options or rights or upon conversion of or in exchange for the convertible or exchangeable securities referenced in Section 3.2(b)(iii), including, but not limited to, a change resulting from the antidilution provisions thereof, the number of shares of Common Stock to be offered to the Holders hereunder shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

          (d) The antidilution rights provided in Section 3.2 shall expire upon the closing of a Qualified IPO.

4.   OTHER RIGHTS AND OBLIGATIONS

     4.1. Reports
          -------

          (a) For fiscal years ending after the date of this Agreement, the Company agrees to deliver to each Holder, as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, a consolidated balance sheet of the Company as of the end of such fiscal year and a consolidated statement of operations and a consolidated statement of sources and application of funds of the Company for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the two previous fiscal years, all in reasonable detail and audited by independent public accountants selected by the Company;

          (b) For quarters ending after the date of this Agreement, the Company agrees to deliver to each Holder who then holds (together with its Affiliates) securities representing at least 3% of the fully diluted equity of the Company, computed on a fully diluted basis ("Qualified Holders"), within 45 days after the end of each quarter, an unaudited consolidated profit or loss statement for such quarter and an unaudited consolidated balance sheet as of the end of each quarter, in the form provided to the Company's management; and

          (c) For months ending after the date of this Agreement, the Company agrees to deliver to each Qualified Holder within 45 days after the end of each month, (i) an unaudited consolidated profit or loss statement for such month and an unaudited balance sheet as of the end of such month and (ii) reports detailing the size and status of customer contracts.

     4.2. Annual Plan. No later than 45 days prior to the beginning of each
          -----------
fiscal year of the Company, the Company shall submit to each Qualified Holder an annual plan for such year approved by the Board of Directors of the Company which shall include quarterly capital and operating expense budgets, cash flow statements, projected balance sheets, profit and loss projections and sales projections for each month and for the end of such year and the succeeding two years itemized in such detail as the Board may reasonably determine. If the annual plan is modified by the Board of Directors to reflect changes as a result of operating results and other events that occur during the year covered by the annual plan, copies of such modification shall be promptly submitted to each Qualified Holder.

     4.3. Termination of Reports; Public Filings. The Company shall deliver the
          --------------------------------------
reports specified in Sections 4.1 and 4.2 to each applicable Holder until the earlier of such time as (i) such Holder is no longer a shareholder or Qualified Holder, as applicable, (ii) the closing of a Qualified IPO, or (iii) the Company otherwise becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

     4.4. Transfers to Competitors. Prior to the Qualified IPO, without the
          ------------------------
written consent of the Holders pursuant to Section 6.4 hereof, no Holder shall transfer any Registrable Securities to any Person who the Board of Directors of the Company determines in good faith to be a potential or actual competitor to the Company or its subsidiaries; provided, however, that the foregoing shall not
                                 --------  -------
prohibit a Holder from transferring Registrable Securities in connection with the consolidation or merger of the Company with or into one or more other corporations or other similar event in which the holders of capital stock of the Company entitled to vote in the election of directors prior to the consummation of such event own less than 50% of the capital stock of the surviving corporation entitled to vote in the election of directors.

5.   PUT RIGHT

          (a)  Put Right. At any time during the one-year period after the sixth
               ---------
anniversary of the date hereof, in the event the Common Stock is not then traded on any national securities exchange or the Nasdaq National Market (or any successor thereof), each Holder, with the consent of Holders holding at least a majority of the Registrable Securities then outstanding (the "Majority Holders"), shall have the right (the "Put Right") to sell to the Company, and upon the exercise of the Put Right the Company shall have the obligation to purchase, all (and not less than all) of the shares of Registrable Securities then held by the Holders exercising the Put Right on the terms and conditions hereafter provided in this section. All Holders intending to exercise a Put Right shall deliver written notice thereof to the Company (the "Put Notice"), which Put Notice shall be effective only if consented to or joined in by the Majority Holders (which may include for such purpose the Holder(s) intending to exercise its Put Right).

          (b)  Participation by Other Holders.  The Company shall within 10 days
               ------------------------------
of its receipt of the Put Notice deliver to each Holder (other than the Holder initially delivering the Put Notice) written notice of its receipt of such Put Notice (the "Company Notices"). Each Holder shall have the right to participate in the exercise of the Put Right by delivering notice thereof (a "Participation Notice") to the Company on or before the 30th day following the Company's delivery of the Company Notice (such 30th day being referred to as the "Determination Date"). Each Holder electing to exercise its Put Right hereunder (each a "Participating Holder") shall exercise its rights with respect to all (and not less than all) of its Registrable Securities. Each Holder that does not elect to participate in the exercise of the Put Right by delivering a Participation Notice shall thereafter be precluded from exercising its Put Right until the earlier of (i) 180 days after the Determination Date and (ii) the 30th day following the determination of the Put Price with respect to the then pending exercise of the Put Rights. No Participating Holder may rescind its election to exercise its Put Rights, and each Participating Holder shall be obligated to sell its Registrable Securities in accordance with this section unless (i) such rescission is consented to by the Majority Holders (which may include for such purpose the Holder intending to rescind its exercise of its Put Right) or (ii) the Company fails to purchase such Participating Holder's Registrable Securities in accordance with this section on the date of the Put Closing.

          (c)  Put Price.  The purchase price to be paid by the Company for the
               ---------
Registrable Securities shall be the "fair market value" thereof as of the Determination Date

          (d)  Fair Market Value.  The fair market value of the Registrable
               -----------------
Securities means the product of (i) the total consideration that would be received by a holder of one share of Common Stock upon the sale of all of the Company's issued and outstanding equity securities in a single transaction or series of related transactions to a buyer willing to pay the highest purchase price that would be received in an auction conducted by a nationally recognized investment banking firm that has experience valuing network businesses and other businesses of the type then engaged in by the Company, which buyer is under no compulsion to buy and the holders of such equity securities are under no compulsion to sell, all parties having reasonable knowledge of all relevant facts, with no discount being applied for any other reason and (ii) the percentage equity ownership of the Company represented by the Registrable Securities, calculated on a fully diluted basis.

          (e)  Determination of Fair Market Value.  The fair market value of the
               ----------------------------------
Registrable Securities shall be that which is negotiated by the Company and a majority in interest of the Participating Holders (as measured by their relative holdings of Registrable Securities) (the "Majority Participating Holders"). If the Company and the Majority Participating Holders fail to agree on the fair market value within 30 days of the Determination Date, then, at the election of the Majority Participating Holders, either (i) the Majority Participating Holders shall then have the right to require a sale of the Company by asset sale, merger or otherwise (a "Sale of the Company") in accordance with the provisions of Section 5(g) and (h) hereof by delivering to the Company an Exit Instruction Notice or (ii) the Company and the Majority Participating Holders shall attempt to agree upon an appraiser to determine the fair market value, which appraiser shall be a nationally recognized investment banking firm that has experience valuing network businesses and other businesses of the type then engaged in by the Company (the firm or firms engaged to determine the fair market value hereunder having such qualifications being referred to as an "Appraiser"). If, within the ten day period after the expiration of such 30 day period, the Company and the Majority Participating Holders agree upon an Appraiser to determine the fair market value in accordance with Section 5.4 above, then such Appraiser shall make such determination within 30 days after the date of such Appraiser's engagement, and such determination shall govern.
If the Company and the Majority Participating Holder do not, within such 10 day period, agree as to a single Appraiser, or if the Appraiser appointed as provided above fails to determine such fair market value within 30 days of the date of such Appraiser's engagement, then each of the Company and the Majority Participating Holder's engagement, then each of the Company and the Majority Participating Holders, by notice to the other, shall appoint one Appraiser. If either the Company or the Majority Participating Holders shall fail to appoint such an Appraiser within 10 days after the lapse of such 10 or 30 day period, as applicable, then the Appraiser appointed by the party that does so appoint an Appraiser shall make the determination of such fair market value and such determination shall govern. If two Appraisers are appointed and they agree upon such fair market value, their joint determination shall govern. If said two Appraisers cannot reach an agreement within 30 days after the appointment of the last Appraiser to be appointed, the two Appraisers selected shall promptly select a third Appraiser who shall within 15 days following such Appraiser's appointment, select one of the two other appraisals as constituting fair market value. All decision of the Appraiser(s) shall be rendered in writing and shall be signed by the Appraiser(s). The fair market value determined as herein provided shall be conclusive, final and binding on the parties and shall be enforceable in any court having jurisdiction over a proceeding brought to seek such enforcement. The cost of the fair market value determination shall not be taken into account in determining fair market value and shall be borne by the Company and the Participating Holders, with the Participating Holders bearing such portion of such cost as equals their percentage equity ownership of the Company on a fully diluted basis.

          (f)  Put Closing.  The Company shall purchase from the Participating
               -----------
Holders, and
each Participating Holder shall sell to the Company (the "Put Closing"), all of each Participating Holder's Registrable Securities at such time and place as may be agreed upon by the Company and the Majority Participating Holders, but in no event shall the Put Closing occur more than 120 days after the determination of the fair market value in accordance herewith. In the absence of an agreement, the Put Closing shall occur at the offices of the Company's principal outside counsel. At the Put Closing, each Participating Holder shall deliver to the Company certificates representing such Holder's Registrable Securities (free and clear of all liens and encumbrances other than those granted in favor of and held by the Company's creditors), and the Company shall pay to each Participating Holder the purchase price therefor as provided herein by wire transfer of immediately available funds. Upon the consummation of the Put Closing as contemplated hereby, the Company's obligations under this Section 5 shall terminate.

          (g)  Remedies.  If, for any reason, the Company fails to purchase all
               --------
of the Registrable Securities of the Participating Holders as provided in this section, then, in addition to whatever rights and remedies that may arise at law or in equity as a result thereof, then (i) the Company shall pay each Participating Holder on demand interest on the unpaid balance of the amount due under clause (c) above (the "Put Price") at the rate of 15% per annum (or the highest rate permitted under applicable law, if lower), until the unpaid balance of the Put Price is paid in full and (ii) the Majority Holders shall have the right, exercisable by giving notice hereof to the Company (such notice being referred to as an "Exit Instruction Notice"), to require a Sale of the Company yielding consideration to the Company or the stockholders consisting of at least 90% cash or readily marketable securities, whereupon the primary mandate and duty of the Company's Board of Directors and stockholders shall be to effect a sale of the Company. No Holder or any director or officer of the Company may participate as a buyer (whether directly or indirectly as the holder of any existing or prospective equity interest) in any such transaction without the consent of the Majority Holders. If the Company fails to enter into one or more definitive agreements with one or more third parties that are not affiliates of the Company or any Holder contemplating a Sale of the Company on or before the 180th day following the delivery of the Exit Instruction Notice or if such definitive agreements shall have been terminated, then, subject to obtaining any required governmental consent with respect thereto, the Majority Holders shall have all requisite right, power and authority, as the Company's agent, to bind the Company and effect a Sale of the Company.

          (h)  Exit Transaction.  In exercising its rights to effect a Sale of
               ----------------
the Company, the Majority Holders shall have full and plenary power and authority, as the agent of the Company, to cause the Company to enter into a transaction providing for a Sale of the Company (an "Exit Transaction") and to take any and all such further action in connection therewith as the Majority Holders may deem necessary or appropriate in order to consummate any such Exit Transaction. The Major Holders, in exercising their rights under this section shall have complete discretion over the terms and conditions of any Exit Transactions effected thereby, including, without limitation, price, payment terms, conditions to closing, representations, warranties, affirmative covenants, negative covenants, indemnification, holdbacks and escrows. Without limitation of the foregoing, the Majority Holders may execute on behalf of the Company or such agreements, documents, applications, authorizations and instruments (collectively, "Exit Documents") as they shall deem necessary or appropriate in connection with any Exit Transaction, and each third party with whom the Majority Holders contracts on behalf of the Company or any Subsidiary may rely on the authority vested in the Majority Holders under this section for all purposes.

          (i)  Business Judgment Rule.  In conducting an Exit Transaction, the
               ----------------------
Majority Holders shall be guided by corporate law principles and decisions governing the sale of a Delaware corporation or its assets with a goal of maximizing such corporation's value at a sale or liquidation for its stockholders' benefit. Without limitation of the foregoing, the Majority Holders shall enjoy the benefit of the business judgment rule and other protections afforded directors under Delaware law with respect to all of their decisions and actions in connection with any Exit Transaction to the maximum extent permitted by law.

6.   MISCELLANEOUS

     6.1. Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of Delaware without regard to provisions regarding choice of laws.

     6.2. Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

     6.3. Notices. Except as may be otherwise provided herein, all notices and
          -------
other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed by registered or certified first class mail, postage prepaid, or by overnight courier addressed, (a) if to the Holders, to each such Holder's address set forth on the signature page hereof, or to such other address as such Holder or any of its successors or assigns shall have furnished to the Company in writing, or (b) if to the Company, to its address set forth below its signature hereto, or to such other address as the Company shall have furnished to the Holders or their successors or assigns in writing. Notices hand delivered or delivered by overnight courier shall be effective upon delivery and notices sent by first class mail shall be effective three days following deposit in the United States mail.

     6.4. Amendments and Waivers. Any term of this Agreement may be amended and
          ----------------------
the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding, provided that any waivers or consents in connection with Section 2 shall require the written consent of at least 66 2/3% of the Registrable Securities then outstanding.

     6.5. Delays or Omissions. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to the Company or to the Holders, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company, or the Holders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or the Holders of any breach or default under this Agreement or any waiver on the part of the Company or the Holders of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or the Holders shall be cumulative and not alternative.

     6.6.  Legal Fees. In the event of any action at law, suit in equity or
           ----------
arbitration proceeding in relation to this Agreement, the prevailing party, shall be paid its reasonable attorney's fees and expenses by the other party.

     6.7.  Titles and Subtitles. The titles of the sections and subsections of
           --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.8.  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     6.9.  Severability. Should any provision of this Agreement be determined to
           ------------
be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     6.10. Entire Agreement. This Agreement and the exhibits hereto which are
           ----------------
hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede any prior agreement or understanding with respect to the subjects hereof and thereof.

     6.11. Effect of Change in Capital Structure. The parties' rights and
           -------------------------------------
obligations under this Agreement shall apply as well to any securities of the Company received from the Company as a result of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                   COMPANY:


                                   NETWORK ACCESS SOLUTIONS, INC.
                                   100 Carpenter Drive
                                   Suite 206
                                   Sterling, Virginia  20164


                                   /s/ Longma M. Aust
                                   ------------------------
                                   Signature

                                   Longma M. Aust
                                   ------------------------
                                   Printed Name

                                   President
                                   ------------------------
                                   Title

                                   For purposes of the notice provided for in
                                   Section 6.3, with a copy to:

                                   Piper & Marbury LLP
                                   1200 19th Street, N.W.
                                   Washington, D.C. 20036
                                   Attention: Nancy Spangler, Esq.

                                   HOLDERS:

                                   SPECTRUM EQUITY INVESTORS II, L.P.

                                   245 Lytton Avenue
                                   Palo Alto, CA 94301
                                   Attention: Fred Wang

                                   By:  Spectrum Equity Associates II, L.P.
                                        its Managing General Partner


                                   /s/ Fred Wang
                                   ------------------------
                                   Signature

                                   Fred Wang
                                   ------------------------
                                   Printed Name

                                   Attorney-in-Fact
                                   ------------------------
                                   Title

                                   For purposes of the notice provided for in
                                   Section 6.3, with a copy to:

                                   Latham & Watkins
                                   75 Willow Road
                                   Menlo Park, California 94025
                                   Attention: Ora T. Fisher, Esq.

                                   SEA 1998 II, L.P.
                                   245 Lytton Avenue
                                   Palo Alto, CA 94301
                                   Attention: Fred Wang


                                   /s/ Randy Henderson
                                   ------------------------
                                   Signature

                                   Randy Henderson
                                   ------------------------
                                   Printed Name

                                   Vice President
                                   ------------------------
                                   Title

                                   FBR TECHNOLOGY VENTURE PARTNERS L.P.
                                   1001 19th Street
                                   Arlington, VA 22209
                                   Attention: Scott Frederick

                                   By:  FBR Venture Capital Managers Inc.
                                        its General Partner


                                   /s/ Gene Riechers
                                   ------------------------
                                   Signature

                                   Gene Riechers
                                   ------------------------
                                   Printed Name

                                   Managing Director
                                   ------------------------
                                   Title


                                   W2 VENTURE PARTNERS, LLC
                                   3814 Shinglewood Court
                                   Union City, CA 94587
                                   Attention: Ed Wang


                                   /s/ Ed Wang
                                   ------------------------
                                   Signature

                                   Ed Wang
                                   ------------------------
                                   Printed Name

                                   Member
                                   ------------------------
                                   Title

                     NETWORK ACCESS SOLUTIONS CORPORATION
                               AMENDMENT NO.1 TO
                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

         THIS AMENDMENT NO. 1 (the "Amendment No. 1") to that certain Investor Rights Agreement dated as of August 6, 1998, by and between Network Access Solutions Corporation, formerly known as Network Access Solutions, Inc., (the "Company") and the other signatories thereto (such Investor Rights Agreement in the form attached hereto as Exhibit A, the "Investor Rights Agreement"), is made
                            ---------
effective as of the 17th day of March, 1999.

         WHEREAS, the Company and the signatories to the Investor Rights Agreement wish to provide that the Put Right set forth in Section 5 of the Investor Rights Agreement be terminated immediately upon a qualified initial public offering of shares of the Company's Common Stock.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effective the date hereof, the following new Section 5(j) be inserted at the end of Section 5 of the Investor Rights Agreement:

         "(j) Notwithstanding anything contained herein to the contrary, the Put Right set forth in this Section 5 shall terminate immediately upon the first sale of the Company's Common Stock in a firm commitment underwritten public offering that is (i) pursuant to a registration statement filed under the Act and (ii) based on a pre-money valuation of the Company in excess of $200,000,000."

         2.   Successors and Assigns.  All covenants and agreements in this
              ----------------------
Amendment No. 1 by or on behalf of any of the parties hereto will bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

         3.   Governing Law.  This Amendment No. 1 shall be governed by and
              -------------
construed under the laws of the State of Delaware.

         4.   Ratification of Agreement.  Except as specifically set forth
              -------------------------
herein, the Investor Rights Agreement shall remain in full force and effect.

         5.   Titles and Subtitles.  The titles of the sections and subsections
              --------------------
of this Amendment No. 1 are for convenience of reference only and are not to be considered in construing this Amendment No. 1.

         6.   Counterparts.  This Amendment No. 1 may be executed in
              ------------
counterparts, each which shall be deemed an original, and all of which shall constitute one and the same instrument.

                         Signatures on following pages

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                              COMPANY:

                              NETWORK ACCESS SOLUTIONS CORPORATION
                              100 Carpenter Drive
                              Sterling, Virginia  20164


                              /s/  Jonathon Aust
                              ------------------
                              Signature
                              Jonathon Aust
                              -------------
                              Printed Name
                              President and Chief Executive Officer
                              -------------------------------------
                              Title


                              HOLDERS:

                              SPECTRUM EQUITY INVESTORS II, L.P.
                              245 Lytton Avenue
                              Palo Alto, CA  94301


                              By: Spectrum Equity Associates II, L.P.
                                  its General Partner


                              /s/  Brion B. Applegate
                              -----------------------
                              Signature
                              Brion B. Applegate
                              ------------------
                              Printed Name
                              Managing General Partner
                              ------------------------
                              Title

                              SEA 1998 II, L.P.
                              245 Lytton Avenue
                              Palo Alto, CA  94301


                              /s/  Randy Henderson
                              --------------------
                              Signature
                              Randy Henderson
                              ---------------
                              Printed Name
                              Vice President
                              --------------
                              Title

                              FBR TECHNOLOGY VENTURE PARTNERS L.P.
                              1001 19th Street
                              Arlington, VA  22209

                              By: FBR Venture Capital Managers Inc.
                                  its General Partner


                              --------------------------
                              Signature

                               -------------------
                               Printed Name

                               ---------------------
                               Title


                              W2 VENTURE PARTNERS, LLC
                              3814 Shinglewood Court
                              Union City, CA  94587


                              --------------------------
                              Signature

                              ----------------------
                              Printed Name

                              ---------------
                              Title